                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ALL SEASON VEHICLES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                 A.S.V., INC.

                             --------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 JUNE 6, 1997

                             --------------------

     The Annual Meeting of Shareholders of A.S.V., Inc. will be held at the Sawmill Inn, 2301 Pokegama Avenue South, Grand Rapids, Minnesota on Friday, June 6, 1997 at 1:00 p.m., local time, for the following purposes:

     1.  To elect eight directors to the Board of Directors.

     2.  To adopt the 1996 Incentive and Stock Option Plan.

     3. To approve the selection of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

     4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy, the Company's 1996 Annual Report to Shareholders and the Company's Quarterly Report to Shareholders for the three months ended March 31, 1997, which are being sent to you by order of the Board of Directors.

     Only shareholders of record shown on the books of the Company at the close of business on April 18, 1997 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.


                                 By Order of the Board of Directors,



                                 Edgar E. Hetteen
                                 Secretary


Dated:   May 2, 1997
         Grand Rapids, Minnesota

                                 A.S.V., INC.
                                 840 LILY LANE
                              INDUSTRIAL PARK II
                         GRAND RAPIDS, MINNESOTA 55744
                    ---------------------------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 6, 1997
                           -------------------------

                                 INTRODUCTION

   This Proxy Statement is being furnished to the shareholders of A.S.V., Inc. ("ASV" or the "Company"), in connection with the solicitation by the Board of Directors of ASV of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 6, 1997 at 1:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about May 2, 1997.

   The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by letter or telephone.

   Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

   The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of ASV's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                     OUTSTANDING SHARES AND VOTING RIGHTS

   The Board of Directors of the Company has fixed April 18, 1997 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 4,829,159 shares of ASV's Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of the Common Stock are not entitled to cumulative voting rights.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of April 11, 1997 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock. Unless otherwise indicated, the business address of the individuals listed below is 840 Lily Lane, Grand Rapids, MN 55744.


                                        SHARES BENEFICIALLY   PERCENT OF OUTSTANDING
   NAME                                      OWNED (1)              SHARES (1)
   ----                                 -------------------   ----------------------
   Gary D. Lemke......................    365,070 (2)                   7.3%
   Edgar E. Hetteen...................    238,650 (3)                   4.9%
   Philip C. Smaby....................    324,445 (4)                   6.7%
   Jerome T. Miner....................    240,750 (4)                   5.0%
   Leland T. Lynch (5)................     15,750 (6)                    *
   Karlin S. Symons (7)...............      7,875 (6)                    *
   James H. Dahl (8)..................    510,009 (9)                  10.1
   R. E. "Teddy" Turner, IV (10)......          -                        *
   All executive officers and
    directors as a group (9 persons)..  1,716,579 (11)                 32.4%

--------------------
*    Less than 1%.
(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 11, 1997 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes 173,250 shares subject to options exercisable within 60 days, 189,000 shares held jointly with Mr. Lemke's wife and 2,820 shares held in the Company's 401(k) Plan.
(3) Includes 15,750 shares subject to options exercisable within 60 days and 112,500 shares held by Mr. Hetteen's wife.
(4)  Includes 15,750 shares subject to options exercisable within 60 days.
(5) The business address of Mr. Lynch is 800 Hennepin Avenue, Minneapolis, MN 55403.
(6)  Includes 3,750 shares subject to options exercisable within 60 days.
(7) The business address of Ms. Symons is 5500 Norwest Center, 90 South Seventh St., Minneapolis, MN 55402.
(8) The business address of Mr. Dahl is 1200 Riverplace Boulevard, Suite 902, Jacksonville, FL 32207.
(9) Includes 281,100 shares owned by Rock Creek Partners, Ltd., an investment partnership, of which Mr. Dahl is the Managing General Partner, 15,000 shares subject to a warrant exercisable within 60 days owned by an IRA established for the benefit of Mr. Dahl, 120,000 shares subject to a warrant exercisable within 60 days owned by Rock Creek Partners, Ltd., 90,909 shares subject to a convertible debenture convertible within 60 days owned by Rock Creek Partners, Ltd. and 3,000 shares owned by an IRA established for the benefit of Mr. Dahl's wife.
(10) The business address of Mr. Turner is 2030 Dering Circle, Atlanta, GA
     30345.
(11) Includes an aggregate of 235,950 shares of Common Stock that are subject to options from the Company exercisable within 60 days by executive officers and directors, 135,000 shares that are subject to warrants from the Company currently exercisable by a director, 90,909 shares that are subject to a convertible debenture from the Company currently convertible and 4,100 shares held in the Company's 401(k) Plan.

                ELECT EIGHT DIRECTORS TO THE BOARD OF DIRECTORS
                                 (PROPOSAL #1)

   The Board of Directors has set the number of directors to be elected for the ensuing year at eight (8). The Board of Directors has nominated the eight current directors of the Company, Gary D. Lemke, Edgar E. Hetteen, Philip C. Smaby, Jerome T. Miner, Leland T. Lynch, Karlin S. Symons, James H. Dahl and R.
E. "Teddy" Turner IV (the "Nominees") to stand for election at the Annual Meeting. The eight current directors of the Company have consented to stand for reelection.

   Vote Required THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW. The election of each of the Nominees requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

   In the absence of other instructions, the Proxies will be voted for each of the Nominees. If elected, each Nominee shall serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. If any of the Nominees should be unable to serve as director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is recommended by the Board of Directors, or, in the absence of such recommendation, for such fewer number of directors as remain willing and able to serve.

   The following table provides certain information with respect to the Company's executive officers and directors:


   NAME                       AGE  POSITION
   ----                       ---  --------
   Gary D. Lemke              56   President and Director
   Edgar E. Hetteen           76   Vice President, Secretary and Director
   Philip C. Smaby            78   Chairman of the Board
   Jerome T. Miner*#          61   Vice Chairman of the Board
   Leland T. Lynch            60   Director
   Karlin S. Symons*#         50   Director
   James Dahl*                43   Director
   R. E. "Teddy" Turner IV    33   Director
   Thomas R. Karges           36   Chief Financial Officer

   ---------------------

   * Denotes a member of the Audit Committee.
   # Denotes a member of the Compensation and Stock Option Committee.

   GARY D. LEMKE, the President and a director of the Company, co-founded the Company in 1983. From 1976 to 1983, Mr. Lemke owned Marcell Manufacturing Co., which imported utility snow vehicles for distribution in the United States and manufactured related specialty items. Mr. Lemke also owned a recreational snow vehicle dealership in Grand Rapids, Minnesota from 1969 to 1980.

   EDGAR E. HETTEEN, the Vice President, Secretary and a director of the Company, co-founded the Company in 1983. Mr. Hetteen founded Polaris Industries, Inc. in 1947 and Arctic Enterprises, Inc. in 1961, two principal manufacturers of snowmobiles.

   PHILIP C. SMABY, the Chairman of the Board of Directors of the Company since 1987 and a director since 1983, is currently retired. Mr. Smaby co-founded Bermel-Smaby Realty, Inc. in 1946 and was its President until it was sold in 1985. Mr. Smaby is a member of the board of directors of the Real Estate Group Insurance Trust, the National Association of Realtors, and the International Real Estate Federation. Mr. Smaby is an uncle to Ms. Symons.

   JEROME T. MINER, a director since 1991 and Vice Chairman of the Board since 1995, has been the President of Jerry Miner Realty, Inc., an owner and operator of various retail stores in Grand Rapids, Minnesota, since 1984.

   LELAND T. LYNCH, a director since 1995, has been Managing Partner, Chairman and Chief Executive Officer of Carmichael Lynch Inc. since 1962 and is a director of Minnesota Public Radio, Planned Parenthood of Minnesota and the Chair-Elect of the Minneapolis Downtown Council.

   KARLIN S. SYMONS, a director since 1995, has been a partner with the law firm of Kaplan, Strangis and Kaplan of Minneapolis, Minnesota since 1989. Ms. Symons is the Chairperson of the Board of Trustees of The William Mitchell College of Law and is the niece of Mr. Smaby.

   JAMES H. DAHL, a director since 1996, has been the President of James Dahl & Company, a private investment company, since 1989 and the Managing General Partner of Rock Creek Partners, Ltd., a private investment partnership since 1993.

   R. E. "TEDDY" TURNER IV, a director since April 1997, has been the President of Turner Telecomunications Co., LLC, an advanced video technology company, since September 1996. From 1993 to 1996, Mr. Turner was the Southeast Regional Sales Manager of Turner Home Entertainment. From 1990 to 1993, Mr. Turner was the President of Challenge America, Ltd., a sports marketing company. Mr. Turner is a Trustee of the Turner Foundation.

   THOMAS R. KARGES has been the Company's Chief Financial Officer since October 1994. Mr. Karges was previously with the accounting firm of McGladrey & Pullen since 1983 in Minneapolis, Minnesota and Rapid City, South Dakota. Mr. Karges held the positions of general service manager from 1986 to 1992, general service senior manager from 1992 to 1994 and was promoted to partner in 1994.

COMMITTEE AND BOARD MEETINGS

   The Company has an Audit Committee to review the results and scope of the audit and other accounting related services and a Compensation and Stock Option Committee to provide recommendations concerning salaries and incentive compensation for officers and employees of the Company. The Company does not have a nominating committee for Board of Director nominees.

   During fiscal 1996, the Compensation and Stock Option Committee met two times. The Audit Committee met one time in 1996. The Board of Directors held six meetings in 1996. Directors and Committee members frequently take formal action by unanimous written consent, in accordance with Minnesota law, rather than hold formal Board and Committee meetings. All directors attended 75% or more of the total number of meetings of the Board of Directors or Committees of which they were a member.

COMPENSATION OF DIRECTORS

   GENERAL POLICY. Prior to 1997, Directors did not receive any compensation from the Company for attending meetings of the Board of Directors. In 1997, the Company began paying its non-employee Directors a fee of $1,250 per meeting attended. In addition, the Company reimburses Directors for expenses incurred in connection with attendance at meetings of the Board of Directors.

   STOCK OPTIONS. The Company's 1994 Long-Term Incentive and Stock Option Plan and the 1996 Incentive and Stock Option Plan permit the granting of non-statutory stock options to the Company's outside directors. In April 1996, an option was granted to purchase 7,500 shares of the Company's Common Stock at $4.833 per share to Mr. Lemke. In December 1996, options were granted to purchase 3,000 shares of the Company's Common Stock at $18.333 per share to Messrs. Smaby, Miner, Lynch and Ms. Symons. In December 1996, an option was granted to purchase 7,500 shares of the Company's Common Stock at $18.333 per share to Mr. Dahl. In December 1996, options were granted to purchase 300,000 and 75,000 shares of the Company's Common Stock to Messrs. Lemke and Hetteen, respectively, at $18.333 per share. The option granted to Mr. Lemke in April 1996 is exercisable in its entirety one year from the date of issuance. All other options granted to directors in 1996 are exercisable in 25% cumulative annual installments beginning one year from the date of issuance. All options to outside directors expire five years from the date of issuance. All options granted to employee directors expire seven years from the date of issuance.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In 1986, a patent was issued to the Company with respect to the Posi-Turn/TM/ power steering system. The steering system was invented by Gary Lemke, President of the Company, and his rights with respect to the invention were assigned by him to the Company. In connection with the assignment, the Company did not pay any compensation to Mr. Lemke, but agreed that in the event the Company licenses any of its rights under the patent to others, Mr. Lemke will receive 25% of any royalties under such license.

   In 1990, the Company purchased a piece of real estate located in Grand Rapids, Minnesota from Mr. Lemke pursuant to a contract for deed for a purchase price of $58,000, $10,000 of which was paid on the date of the purchase and the remaining principal together with interest at the annual rate of 8% paid in monthly installments of $1,000. The contract for deed was paid in full in 1995.

   In December 1996, the Company entered into a five year consulting agreement with a private consulting firm which is owned by Mr. Dahl's brother. James Dahl provides contract services to this consulting firm. In connection with the consulting agreement, the Company issued a warrant to the consulting firm for the purchase of 225,000 shares of the Company's Common Stock at $11.00 per share in exchange for monthly consulting services to be received over the term of the agreement. The warrant price was the approximate fair market value on the date the Company and the private consulting firm orally agreed to enter into the consulting agreement. The warrant is non-exercisable and non-transferrable until December 1997. The warrant expires December 2006. Mr. Dahl disclaims any beneficial ownership in the shares that may be obtained upon exercise of the warrant by the consulting firm.

                            EXECUTIVE COMPENSATION

   SUMMARY COMPENSATION. The following table sets forth the total remuneration paid during the Company's last three fiscal years to the President of the Company, who serves in the capacity of the Company's chief executive officer. No executive officer of the Company earned total annual salary and bonus in fiscal 1996 in excess of $100,000.

                          SUMMARY COMPENSATION TABLE




                                                                   LONG-TERM
                                           ANNUAL                 COMPENSATION
                                        COMPENSATION              ------------
                         FISCAL         ------------          NUMBER OF SECURITIES
       NAME               YEAR      SALARY       BONUS (1)     UNDERLYING OPTIONS
       ----              ------     ------       ---------    --------------------
       Gary D. Lemke..... 1996      $94,000           ---           307,500
                          1995      $90,000       $25,000             3,000
                          1994      $82,500           ---            15,000

       (1) Reflects bonus earned during the fiscal year and paid during the next fiscal year.

   STOCK OPTION GRANTS. The following table sets forth certain information concerning grants of options to purchase Common Stock made during the 1996 fiscal year to the executive officer named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                         NUMBER OF       PERCENT OF TOTAL
                        SECURITIES       OPTIONS GRANTED
                        UNDERLYING       TO EMPLOYEES IN   EXERCISE PRICE      EXPIRATION
       NAME               OPTIONS          FISCAL YEAR        PER SHARE           DATE
       ----             ----------       ----------------  --------------      ----------
       Gary D. Lemke.....    7,500 (1)         1.44%           $ 4.833      April 17, 2003
                           300,000 (2)        57.47%           $18.333      December 21, 2003
                           -------            -----
       Total               307,500            58.91%
                           =======            =====

       --------------------
       (1) Exercisable in its entirety on April 17, 1997.

       (2) Twenty-five percent of the options become exercisable on each annual anniversary date of the option beginning December 21, 1997.

   STOCK OPTION VALUES. The following table summarizes the value of the options held at the end of fiscal 1996 by the executive officer named in the Summary Compensation Table above.

                            YEAR END OPTION VALUES

                              NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                    OPTIONS AT             IN-THE-MONEY OPTIONS
                                DECEMBER 31, 1996        AT DECEMBER 31, 1996 (1)
                           ---------------------------  ---------------------------
       NAME                EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
       ----                -----------   -------------  -----------   -------------
       Gary D. Lemke.....    165,750         309,750    $ 2,742,563     $ 129,562

       ---------------------
       (1) Value of options equal to the difference between $18.083, the closing bid price of the Company's Common Stock on December 31, 1996 (split-adjusted), and the option exercise price per share, multiplied by the number of shares subject to options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10% of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of the copies of such reports furnished to or obtained by the Company, the Company believes during the fiscal year ended December 31, 1996, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with, except Philip C. Smaby filed late one report on Form 5 relating to two transactions.

               APPROVE THE 1996 INCENTIVE AND STOCK OPTION PLAN
                                 (PROPOSAL #2)

   On December 21, 1996, the Board of Directors adopted, subject to shareholder approval, the A.S.V., Inc. 1996 Incentive and Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders. The following is a description of the material terms and conditions of the 1996 Plan.

   The 1996 Plan will be administered by a committee of the Board of Directors (the "Committee"). A total of 750,000 shares of Common Stock are available and reserved for issuance upon the exercise of options or pursuant to restricted stock or other awards granted under the 1996 Plan. Full and part-time employees, members of the Board of Directors, consultants or independent contractors providing valuable services to the Company or any eligible affiliate of the Company are eligible to receive awards under the 1996 Plan. Awards may be in the form of options to purchase Common Stock, grants of restricted Common Stock or grants of unrestricted Common Stock. Options may be in the form of incentive stock options ("ISO"), which comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options; provided, however, that ISOs may only be granted to employees and may not have a term greater than 10 years.

   The committee will have the power to determine the number of shares to be covered by awards under the 1996 Plan, determine the terms and conditions of an award, amend the terms of an award, interpret and administer the 1996 Plan and establish rules under the 1996 Plan. The Committee may delegate to one or more officers the right to grant awards to participants who are not subject to
Section 16(b) of the Securities Exchange Act of 1934. The exercise price of each option granted under the 1996 Plan shall not be less than the fair market value of the Common Stock on the date the option is granted. Under the 1996 Plan, the Committee may permit participants receiving or exercising options, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the option or shares previously owned by the optionee) to the Company in payment of the exercise price thereunder or to satisfy federal or state tax obligations. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Company's Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of benefits under the 1996 Plan, the Committee may make such adjustments to awards under the 1996 Plan as it deems necessary to preserve the benefits intended under the 1996 Plan and such awards. Awards granted under the 1996 Plan are awarded for no cash consideration and are not transferable other than by will or the laws of descent and distribution. The Board of Directors may amend, alter or discontinue the 1996 Plan at any time provided that shareholder approval must be obtained for any change that would, absent shareholder approval, violate the rules or regulations of Nasdaq or prevent the Company from issuing ISO's.

   The grant of an option will result in no tax consequences for the recipient or the Company or any subsidiary employing such individual (the "employer").
The holder of an ISO generally will have no taxable income upon exercising the ISO (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an ISO is exercised. Upon exercise of a stock option other than an ISO, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or stock option other than an ISO. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

   With respect to an award of common stock granted under the 1996 Plan that is either transferable or not subject to a substantial risk of forfeiture, the holder of an award must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date of such settlement) over (b) the amount (if any) paid for such shares by the holder of the award, and the employer will then be entitled to a deduction for the same amount. With respect to awards that are restricted as to transferability and subject to a substantial risk of forfeiture, unless a special tax election is made to recognize ordinary income upon receipt of the awards, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid by the participant for such shares, and the employer will then be entitled to a deduction for the same amount.

   Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made the amount of ordinary income recognized, and the amount of employer's deduction, may be determined as of such date.

   The 1996 Plan will be effective immediately upon its approval by the requisite vote of the shareholders. As of December 31, 1996, options to purchase 442,500 shares had been granted, subject to shareholder approval, to three officers and one employee at an exercise price of $18.333, none of which were exercisable as of such date.

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the meeting is required to approve the 1996 Incentive and Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 PLAN.

           RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                 (PROPOSAL #3)

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF GRANT THORNTON LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997. Unless otherwise instructed, the Proxies will be so voted. Grant Thornton LLP has served as the Company's independent public accountants since June 16, 1994. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

                             SHAREHOLDER PROPOSALS

   Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company at its offices by January 1, 1998, to be considered for inclusion in the Company's proxy statement and related proxy for the 1998 Annual Meeting.

                                OTHER BUSINESS

   The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                          ANNUAL AND QUARTERLY REPORT

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, including financial statements, and a copy of the Company's Quarterly Report to Shareholders for the three months ended March 31, 1997, accompany this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO THOMAS R. KARGES, CHIEF FINANCIAL OFFICER, A.S.V., INC., P.O. BOX 5160, GRAND RAPIDS, MINNESOTA 55744.


Dated:  May 2, 1997
        Grand Rapids, Minnesota

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                                 A.S.V., Inc.
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints GARY LEMKE and THOMAS R. KARGES, or either of them acting alone, with full power of substitution, its proxies to represent and vote, as designated below, all shares of Common Stock of A.S.V., Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders to be held on Friday, June 6, 1997, at 1:00 p.m., local time, at the Sawmill Inn, 2301 Pokegama Avenue South, Grand Rapids, Minnesota 55744, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals.

(1) ELECTION OF THE FOLLOWING NOMINEES FOR DIRECTORS:

    Gary D. Lemke, Edgar E. Hetteen, Philip C. Smaby, Jerome T. Miner,
    Leland T. Lynch, Karlin S. Symon, James H. Dahl and R. E. "Teddy" Turner IV.

    [_] FOR all nominees listed above
        (except those whose names have been written on the line below)

    [_] WITHHOLD AUTHORITY
        to vote for all nominees listed above
          (To withhold authority to vote for any nominee, write that nominee's name on the line below)


    ------------------------------------------------------------------------
              (Continued, and to be signed, on the reverse side)
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--------------------------------------------------------------------------------
                          (Continued from other side)

(2) PROPOSAL TO ADOPT THE 1996 INCENTIVE AND STOCK OPTION PLAN.

                 [_] FOR      [_] AGAINST      [_] ABSTAIN

(3) PROPOSAL TO RATIFY APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                 [_] FOR      [_] AGAINST      [_] ABSTAIN

(4) OTHER MATTERS. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

                                     Dated: ______________________________, 1997

                                     -------------------------------------------

                                     -------------------------------------------
                                     PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.
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